LEAD MARKETING AGREEMENT

     THIS LEAD MARKETING AGREEMENT is made and entered into as of this __--- day of June, 2004 (the "Effective Date") by and between NeWave, Inc., a Nevada corporation and its designated affiliates and subsidiaries, ("Company"), and Vandalay Venture Group, Inc. (D.B.A. E-Commerce Exchange, Applied Merchant, Chicago, ("Marketer").


                                    RECITALS

     WHEREAS, Company is in the business of, among other things, lead brokerage.

     WHEREAS, Company desires to enter into an agreement with Marketer to broker certain leads pursuant to the terms and conditions of this Agreement.


                                    SECTION 1
                                   DEFINITIONS
                                   -----------

     1.1 "Applicable Law" means applicable federal, state and local statutes, regulations, regulatory guidelines and enforceable interpretations thereof by duly authorized judicial administrative and/or regulatory officials.

1.2     "Lead"  means  names  and  contact  information of customers of Company.

     1.6 "Program" shall mean any membership, affiliation, club or similar program or benefit scheme pursuant to which a Lead is charged periodic or recurring fees and that is regularly offered and developed by Marketer.

     1.7 "Term" shall mean the period of time commencing on the Effective Date and ending on the expiration or termination of the Initial Term or any Renewal Term.


                                    SECTION 2
                                 NON-EXLUSIVITY
                                 --------------

     2.1     Non-Exclusive  Agreement.   Company  hereby  grants a non-exclusive
             ------------------------
license to Marketer to use the names brokered by Company in United States and Internationally pursuant to the terms and conditions of this Agreement.

                                    SECTION 3
                                      TERM
                                      ----

     3.1     Initial Term.  This Agreement shall remain in full force and effect
             -------------
for a term commencing on the effective date and ending sixty (60) days from such date, as a trial period.

3.2     Renewal  Term.  Upon expiration of the Initial Term or any Renewal Term,
        -------------
as the case may be, this Agreement shall continue for additional, consecutive, successive periods of one (1) year unless terminated in accordance with the provisions of Section 11.








                                    SECTION 4
                           BROKERED LEADS AND PROGRAMS
                           ---------------------------

     4.1     Approved  Programs.   Marketer hereby agrees that it shall only use
             ------------------
leads brokered or provided by Company on programs, projects, campaign, or deals approved by Company as set forth in Schedule A attached hereto.

     4.2     Number  of  Leads.  Company  shall  provide  Marketer  a  number of
             -----------------
brokered leads determine its sole discretion on a weekly basis. Said broker leads shall be provided and delivered to Marketer every Monday commencing on the effective date of this Agreement.


                                    SECTION 5
                              MARKETING OF PROGRAMS
                              ---------------------

     5.1 In connection with the marketing and fulfillment of Programs, Marketer shall provide the services described below.

     5.1.1 Marketer shall be responsible for complying with the terms and conditions of the Programs, as the same are distributed to Leads brokered by Company. Marketer shall institute or maintain a fulfillment program. Such fulfillment will comply with all relevant laws, rules and regulations including, but not limited to, the Mail Order Rule.

     5.2 In administering fulfillment, cancellations and program customer service, Marketer, at its sole expense, shall:

     5.2.1 Make reasonable commercial efforts to notify Company of changes in applicable law and/or regulations that Marketer believes will adversely affect the delivery of the program services. . Company acknowledges that all merchants are to be approved by Marketer in its sole discretion and merchants will be able to utilize the Program Services effective only upon such approval. Therefore, Company will not make any promise to or create any impression with a prospective merchant that it will be approved prior to Marketer's review and approval.

     5.3 Marketer shall submit to Company on a weekly basis, in electronic format, record information relating to customer purchasing of Marketer's Programs.

     5.4 Unless otherwise specifically provided in this Agreement or separately agreed to in writing, each Party shall be solely responsible for bearing its own costs and expenses incurred in performing its responsibilities under this Agreement, including all tariffs, filings, licensing and/or other fees.


                                    SECTION 6
                  USE OF NAME/TRADEMARKS /INTELLECTUAL PROPERTY
                  ---------------------------------------------

     6.1      Intellectual Property.  Except as expressly set forth herein, this
              ---------------------
Agreement shall not convey a license to Marketer or Company to use the other party's trademarks, service marks, trade names or logos owned or otherwise used by Marketer or Company. Nothing herein shall give Marketer or Company any rights, title or interest to or in any such trademarks, service marks, trade names or logos owned or otherwise used by the other Party, other than the right to display such trademarks, service marks, trade names or logos in connection with the marketing and fulfillment of the Services. All proposed usages of a Party's trademarks, service marks, trade names or logos shall be subject to the prior written approval of that Party in advance of their use, and the parties shall cease all such usage immediately upon termination of this Agreement.

6.2 Use of Company Name. Marketer SHALL NOT use Company's name for any reason, including the sale, promotion or affiliation of its Program to that of Company's except that Marketer shall be allowed to state has a program that is "COMPLIMENTRY TO THAT OF COMPANY'S."





                                    SECTION 7
                                COST AND EXPENSES
                                -----------------

7.1     Costs  and  Expenses.  Marketer  shall  be  responsible  for  all  costs
        --------------------
associated with the development, creation, maintenance, updating, servicing and administration of the products and services comprising the Programs including but not limited to marketing expenses relating to the marketing of the Programs.



                                    SECTION 8
                COMPENSATION, PAYMENTS, LATE FEES AND ACCOUNTINGS
                -------------------------------------------------

     8.1     Compensation.  Marketer  shall  pay  Company  according  to the pay
             ------------
structure  as  stated  in  Schedule  B  attached  hereto.

8.2     Payment.  Marketer  shall  promptly  pay Company the compensation as set
        -------
forth in section 8.1 above as stated in Schedule C attached hereto. If Friday is a bank holiday then payment shall be promptly paid on the very next non-bank holiday day.

8.3     Late  Fees.  If  Marketer  fails  to  make  a  payment  pursuant to this
        ----------
Agreement,  Marketer  shall  pay  a 5% late fee for everyday that the payment is late.
8.3     Accounting.  It  shall  be the responsibility of the Marketer to provide
        ----------
accurate accounting of the gross sales it makes to customers from leads brokered by Company and Marketer shall submit to Company on a monthly basis, in electronic format, record information relating to customer purchasing of Marketer's Programs from leads brokered by Company.


                                    SECTION 9
                                 CONFIDENTIALITY
                                 ---------------

     9.1 Any information furnished by one party to the other in connection with this Agreement will be kept in confidence by such other party, including its affiliates, in accordance with its policies for maintaining the confidence of its own information of similar content. Such policies shall include, at a minimum, generally accepted industry standards requiring each party to maintain the safety and security of Confidential Information. The term "Confidential Information" shall mean and include (i) this Agreement; (ii) all trade secrets and other confidential business information learned in the course of performance by either party of its obligations under this Agreement; (iii) any information or data which is disclosed by a party to the other party under or in contemplation of this Agreement, including but not limited to either party's customer information. "Confidential Information" may be either the property of the disclosing party or information provided to the disclosing party by a third party.

9.2 Each party provides Confidential Information to the other party for the sole purpose of performing the Services as described herein.

9.3 Following receipt of any item of Confidential Information, both parties shall:
(i) Keep confidential and restrict disclosure of the Confidential Information solely to legal counsel or other representatives (collectively the "Representatives") with a need to know and not disclose the Confidential Information to third parties,
(ii) Use and require Representatives to use, at least the same degree of care to protect the Confidential Information as is used with its own confidential information, in no event shall the degree of care be less than holding the Confidential Information in confidence.
(iii)     Use  the  Confidential  Information  only  for  the purposes stated in section  9.2  above,
(iv) Secure prior written approval from the disclosing party before disclosing any of the Confidential Information to any third person or party of any kind that is not directly involved in the discussions, except those outside counsel or other representatives covered under paragraph 9.3 (i) above, and ;
(v) Notify the other party immediately in the event of loss or unauthorized disclosure of any item containing Confidential Information.

     9.4 The Parties shall take appropriate security measures to protect customer nonpublic personal information ("NPI"), as defined in the Gramm-Leach-Bliley Act of 1999, Title V, and its implementing regulations, against accidental or unlawful destruction and unauthorized access, tampering, and copying during storage in either Party's computing or paper environment. Access to NPI must be restricted to only the personnel that have a business need. NPI must be stored in an encrypted format within all systems at both parties' location and any other locations where the data may reside. Transmission of such NPI between Parties must be done in a secured method. NPI must be encrypted during transmission by a method mutually agreed upon by both parties. Both Parties agree that each will engage appropriate and industry-standard measures necessary to meet information security guidelines as required by the Gramm-Leach-Bliley Act, Title V and its implementing regulations as applicable to such party.

     9.5 Notwithstanding anything to the contrary, neither party will have any obligation to preserve the confidentiality of any Confidential Information which:

(i) Was previously known to the receiving party free of any obligation to keep it confidential; or
(ii) Is or becomes publicly available, by other than unauthorized disclosure; or
(iii) Is disclosed to third parties by the disclosing party without restriction; or
(iv) Is received by either party from a third party who is rightfully in possession of such Confidential Information and has the proper authority to disclose it.

     9.6 Upon request of disclosing party, receiving party will return all Confidential Information received in written and/or tangible form, including copies, reproductions or materials otherwise containing confidential Information.

     9.7 Nothing contained in this Agreement will be construed as granting or conferring any rights by license or otherwise in any Confidential Information disclosed under this Agreement.

     9.8 Each party acknowledges that the other party owns its Confidential Information, and that use of the Confidential Information other than as permitted under this Agreement, may cause the other party irreparable harm for which there may be no adequate remedy at law and would entitle the other party to injunctive relief as well as any other remedies available, including monetary damages.

     9.9 It is expressly agreed that the requirements of this Section survive termination.


                                   SECTION 10
                                 INDEMNIFICATION
                                 ---------------

     10.1 Marketer will assume, pay, indemnify, hold harmless and reimburse Company, its officers, directors, shareholders, employees, agents, successors, and assignees, for any and all liabilities, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and court costs) directly or indirectly incurred by Company as a result of Marketer's negligence, intentional or unintentional act, violation of any Applicable Law, employee fraud, error or omission, breach of this Agreement, or patent or trademark infringement, or arising out of any act of Marketer beyond the scope of the authority reposed in Marketer by this Agreement.

     10.1.1 In connection with the foregoing, within twenty (20) days after Company receives notice of any claim or the commencement of any action to which this indemnification applies, Company will notify Marketer of such claim or action. If any such claim or action is brought against Company, Marketer may at its option, defend said claim or action (or cause same to be defended) at its own expense, and in such event, will pay and discharge any and all liabilities, damages, judgments, costs, and expenses (including reasonable attorney's fees and court costs) arising out of said defense; provided however, that neither Marketer nor Company shall compromise or settle any such claim or action to which this indemnification applies without the prior written consent of the other party.

10.2 Company will assume, pay, indemnify, hold harmless and reimburse Marketer, its officers, directors, shareholders, employees, agents, successors, and assignees, for any and all liabilities, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and court costs) directly or indirectly incurred by Marketer as a result of Company's negligence, intentional or unintentional act, violation of any Applicable Law, employee fraud, error or omission, breach of this Agreement, or patent or trademark infringement, or arising out of any act of Company beyond the scope of the authority reposed in Company by this Agreement.

     10.2.1 In connection with the foregoing, within twenty (20) days after Marketer receives notice of any claim or the commencement of any action to which this indemnification applies, Marketer will notify Company of such claim or action. If any such claim or action is brought against Marketer, Company may at its option, defend said claim or action (or cause same to be defended) at its own expense, and in such event, will pay and discharge any and all liabilities, damages, judgments, costs, and expenses (including reasonable attorney's fees and court costs) arising out of said defense; provided however, that neither Company nor Marketer shall compromise or settle any such claim or action to which this indemnification applies without the prior written consent of the other party.



                                   SECTION 11
                             DEFAULT AND TERMINATION
                             -----------------------

     11.1     Default.  If  either  party  shall  fail to observe or perform any
              -------
material term, condition or covenant of this Agreement for a period of ten (10) days after receipt of notice specifically stating such failure from the other, the party so failing to observe or perform (the "Defaulting Party") shall be deemed in default hereunder and the other party (the "Nondefaulting Party") may, in addition to any and all other rights or remedies it may have at either law or in equity, terminate this Agreement.

11.2     Termination.  By  either  party  hereto by written communication to the
         -----------
other party confirming its desire to terminate this Agreement within 10 days from the date of the written communication.

     11.3     Continuation  of Service.  Notwithstanding any termination of this
              ------------------------
Agreement, whether by default or expiration of the term hereof, Marketer will continue to provide customer service for Programs in which its customers are enrolled through the expiration of each customer's current enrollment period or subsequent renewal periods.

     11.4     Obligation  of  Payment.  Notwithstanding  any termination of this
              -----------------------
Agreement, whether by default or expiration of the term hereof, Marketer will still be liable for any payments owed to Company



                                   SECTION 12
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     12.1     Representations  and  Warranties  of  Company:

     Company  continuously  represents  and  warrants  to  Marketer  as follows:

     12.1.1 Company is a corporation company duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business as is now being conducted.

     12.1.2 Company has the requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company and require no further authorization or consent by Company. This Agreement is the valid and binding obligation of Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium or other laws relating to the rights of creditors generally, and to equitable principles of general application.

     12.1.3 Company will perform its services in a workmanlike manner consistent with good business practice.



     12.2     Representations  and  Warranties  of  Marketer:

          Marketer  continuously  represents and warrants to Company as follows:

     12.2.1 Marketer is duly organized, validity existing and in good standing under the laws of its state of incorporation or organization and has all requisite corporate power and authority to carry on its business as is now being conducted.

     12.2.2 Marketer has the requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Marketer and require no further authorization or consent by Marketer. This Agreement is the valid and binding obligation of Marketer, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium or other laws relating to the rights of creditors generally, and to equitable principles of general application.


12.2.3 Marketer will provide all goods and services in a workmanlike manner consistent with good business practice.

12.2.4 Marketer will comply in all material respects with all Applicable Laws, including without limitation, the Mail Order Rule, and all local, state and federal statutes regulating the billing of consumers' credit cards and/or the debiting of consumers' accounts.

12.2.5 Marketer will comply or ensure that the Call Centers comply in all material respects with all Applicable Laws, including, without limitation, the Federal Trade Commission Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act and all state and federal statutes regulating the initiation and/or content of telemarketing sales calls.

                                   SECTION 13
                       COMPLIANCE WITH LEGAL REQUIREMENTS
                       ----------------------------------

     13.1 Without limitation of any other provision of this Agreement, Marketer shall perform its obligations hereunder or ensure the Call Centers perform their obligations (including, but not limited to, all solicitations of Members) at all times in accordance with any Applicable Law, including, without limitation, the Federal Telemarketing and Consumer Fraud and Abuse Protection Act, the rules and regulations of the Federal Communications Commission and of the Federal Trade Commission and the rules and regulations of any state regulatory agency having jurisdiction, including but not limited to the Illinois Restricted Call Registry Act.


                                   SECTION 14
                             INDEPENDENT CONTRACTORS
                             -----------------------

     14.1 The parties hereto are independent contractors, and nothing in this Agreement will create any partnership, joint venture, agency, franchise, sales representative, servant or employment relationship between or among the parties or any affiliates of the parties, and neither party to this Agreement will have any authority whatsoever to bind the other party to any obligation.



                                   SECTION 15
                             ASSIGNMENT, SUCCESSORS
                             ----------------------

     15.1 This Agreement may be assigned only upon the prior written approval of both Parties, which approval shall not be unreasonably withheld. Notwithstanding the preceding sentence, either Party may assign this Agreement to any Affiliate without the consent of the other Party if the assignor remains fully liable hereunder.


                                   SECTION 16
                            LIMITATIONS OF LIABILITY
                            ------------------------

     16.1 In no event, other than liability under Sections 9 and 10, shall either party be liable to the other for lost profits for indirect, incidental, consequential or punitive damages.


                                   SECTION 17
                                    SURVIVAL
                                    --------

     17.1 Any provision of this Agreement that contemplates performance or observance subsequent to, or otherwise states that it would survive termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. This Section 19 shall survive termination or expiration of this Agreement.


                                   SECTION 18
                                  GOVERNING LAW
                                  -------------

     18.1 This Agreement shall be governed by and construed in accordance with California law without application of conflict of law rules.


                                   SECTION 19
                                  SEVERABILITY
                                  ------------

     19.1 In the event that any provision of this Agreement, or the application thereof, is for any reason, or to any extent, found to be invalid or unenforceable, the remainder of this Agreement will continue in full force and effect and shall be interpreted so as best to reasonably effect the intent of the Parties hereto.


                                   SECTION 20
                                  MISCELLANEOUS
                                  -------------

     20.1     Force  Majeure.  Neither party hereto shall be liable to the other
              --------------
for any delay in, or failure of, performance of any covenant contained herein, nor shall any such delay in or failure of performance constitute default hereunder or give rise to any liability for damages, if any, to the extent that such delay or failure is caused by "Force Majeure". The term "Force Majeure" means fires, explosions, actions of the elements, strikes or other labor disputes, restrictions or restraints imposed by law, rules or regulations of a public authority, acts of military authorities, war riots, civil disturbances, interruptions, or delays of utilities or telephone service, interruption of transportation facilities, and any other cause which is beyond the reasonable control of the party affected, and which by the exercise of reasonable diligence, said party is unable to prevent. The occurrence of such "Force Majeure" shall extend the time of performance on the part of the party affected thereby to such extent as may be necessary to enable it to complete performance after the cause or causes of delay or failure have been removed, except that if performance cannot be resumed within thirty (30) days, either party may terminate this Agreement.

     20.2     Notices.  All  notices, requests, demands and other communications
              -------
provided for hereunder shall be in writing and delivered to the Agent or the Partner by mail, confirmed facsimile, personal delivery or delivery by overnight carrier at the addresses provided by the respective parties hereto.



     Notices shall be deemed given upon the earlier to occur on (i) the third day following the deposit thereof in the U.S. Mail or (ii) receipt by the party to whom such notice is directed when delivered by personal delivery, confirmed facsimile or overnight courier.

     20.3     Binding  Effect.  Subject  to  any  provisions hereof, restricting
              ---------------
assignment, this Agreement shall be binding upon and shall inure to the benefit of Company and Marketer and their respective successors and permitted assigns.

20.4     Waivers.  Neither  the  waiver  by any party hereto of a breach of or a
         -------
default under any of the provisions of this Agreement, nor the failure of any party hereto, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege hereunder shall thereafter be construed as a waiver of any such provisions, rights, remedies or privileges hereunder. Any of the terms, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the party waiving compliance.

20.5     Entire  Agreement.  This  Agreement  (including the Attachments hereto)
         -----------------
constitutes the entire agreement among the parties and supercedes any prior oral understandings, agreements or representations by or among the parties with respect to the subject matter hereof. This Agreement may only be amended by a writing executed by the parties. Section and paragraph headings used in this Agreement are for convenience of reference only and shall not afffect the interpretation or construction thereof.

     20.6.     Pronouns.  All pronouns and any variation thereof shall be deemed
               --------
to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person may require.

     20.7.     Headings.  Section  headings  contained  in  this  Agreement  are
               --------
inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     20.8.     Execution  in  Counterparts.  To  facilitate  execution,  this
               ---------------------------
Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. A facsimile signature will constitute an original and binding signature. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     20.9     Non-Solicitation  of  merchants.  Without Marketer's prior written
              -------------------------------
consent (which consent may be withheld in Marketer's sole and absolute discretion), Company shall not knowingly cause or permit any of their employees, agents, principals, affiliates, subsidiaries or any other person or entity (i) to solicit or provide services that compete with the Program Services to any merchant that has been accepted by Marketer; or (ii) to solicit or otherwise cause any merchant that has been accepted by Marketer or its vendors to terminate its participation in any of the services offered by Marketer or its vendors. This section shall apply during the term of this Agreement and for one
(1) years after any termination, cancellation or expiration of this Agreement. Company will remain responsible for resulting damages from such prohibited solicitation.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                         MARKETER

                         By: /s/ Vandalay Venture

     NEWAVE,  INC.  (the  "Company")

                         By: /s/ Mike Hill

                                   SCHEDULE A
                                   ----------

                                    PROGRAMS
Program  Name
     Description
Merchant  Accounts     Allows  its  customers  to  process  credit  cards

08/23/042:02  PM     11
                                   SCHEDULE B
                                   ----------


Marketer will pay the Company fifty percent (50%) of the net monthly residual amount collected from Leads marketed pursuant to this Agreement

Company may assign or sell its rights to compensation to a third party upon Marketer's prior written consent; provided however, Marketer shall first have the right to purchase such compensation rights from Company. In the event
Company seeks to sell its right to compensation to a third party, it shall provide Marketer with written notice of the material terms of the third party offer, and Marketer shall have 30 days within which to notify Company if it will match said third party offer. If Marketer elects to match the third party offer, Company shall sell its rights to compensation to Marketer. In the event Marketer does not elect to exercise this right of first refusal, it shall consent to the sale of Company's compensation to the third party offeror. At the discretion of the Company, Marketer will at any time buy the Company's residual fee for six times (6x) the residual stream. . Residuals will only be paid if collected from the merchants and Marketer's vendors. Residuals will be paid net 7 following the month of collection by Marketer from its vendors.